Exhibit 10.22

                            EMPLOYMENT AGREEMENT
                            --------------------


      Employment Agreement (the "Agreement") made as of the first day of October, 2003 by and between Parlex Corporation, a Massachusetts corporation (the "Company"), and Herbert W. Pollack of Lexington, Massachusetts (the "Employee").

      In consideration of the mutual promises herein contained, the Company and the Employee hereby agree as follows:

      1.    Employment
            ----------

      The Company hereby employs the Employee, and the Employee hereby accepts employment by the Company to render such services in connection with the business of the Company as the Company may from time to time request. However, the services to be rendered shall be consistent with the level of responsibility that the Employee has previously held and shall be performed only at the Company's headquarters or at such other location that is acceptable to the Employee. The term of the Employee's employment hereunder shall begin on October 1, 2003 and shall end on September 30, 2006.

      2.    Compensation
            ------------

      In consideration of all services to be rendered by the Employee during the term of this Agreement, the Company shall pay to the Employee during the term of his employment hereunder compensation at the rate of nine thousand one hundred and ten dollars ($9,110.00), payable on the fifteenth and thirtieth business day of each calendar month or at such other times as the Company and the Employee shall agree.

      3.    Death Benefit
            -------------

      If the Employee dies during the term of employment hereunder, the Company agrees to pay to the Designated Beneficiary (as hereinafter defined) the compensation provided in section 2 for the remaining term of this Agreement. The Company shall also continue to pay the Designated Beneficiary for a period of twenty-four (24) months after September 30, 2006 an amount equal to seventy-five percent (75%) of the rate of compensation per month payable to the Employee pursuant to section 2 hereof at the time of the Employee's death.


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      For purposes of this Agreement, the term "Designated Beneficiary"
shall be the person or persons designated in a writing filed by the Employee with the Company or, upon the death of the Employee without having made such a designation, the Employee's estate.


      4.    Fringe Benefits
            ---------------

      In addition to the compensation provided for in section 2 above, while this Agreement is in effect Employee shall be entitled to receive all fringe benefits and perquisites customarily extended to officers and key employees of the Company, including but not limited to, profit sharing, bonus, stock option, health and life insurance. The Company agrees to continue medical, hospital and life insurance benefits for the Employee for a period of 24 months after completion of the term of the Agreement with co-payments to be made by the Employee subject to and on a basis consistent with the terms and conditions of such plans during the term of this Agreement. If the Employee dies during the term of the Agreement, the Company shall continue to provide medical and hospital benefits for his spouse for a period of 24 months beginning with the first month after the Employee's death with co-payments to be made by his spouse as provided herein.

      5.    Further Covenants
            -----------------

      5.1 The Employee agrees that all knowledge and information of a secret or confidential nature with respect to the business of the Company possessed or acquired by him will be held in confidence and will not, either during or after his employment by the Company, be disclosed, published, or made use of without the consent of the Company unless and until such knowledge and information shall have ceased to be secret or confidential as evidenced by general public knowledge.

      5.2 The Employee agrees that all inventions, developments, patents, and patent applications relating to the business of the Company made, conceived, or obtained by him either alone or in conjunction with others during the term of his employment by the Company shall be the sole property of the Company. The Employee agrees to promptly disclose and assign to the Company all such inventions, developments, patents, and patent applications, and, at the request of the Company to promptly execute and deliver any documents and take any other action which the Company deems necessary or advisable in order to vest in it all rights to such inventions, developments, patents, and patent applications.

      5.3 The Employee agrees that at the termination of his employment by the Company he will promptly deliver to the Company all technical data, drawings, memoranda, customer lists, and other documents in his possession or control which relate to the business of the Company.


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      5.4   The Employee agrees that so long as he is employed by the
Company hereunder, and for a period of twelve (12) months after he ceases to be employed by the Company, he will not, directly or indirectly, own, operate, or manage or participate in the ownership, operation, or management of, or be connected in any matter (whether as owner, employee, or otherwise) with, any business in competition with that of the Company anywhere in the United States; provided, however, the Employee shall not be deemed to be in violation of this subsection 5.4 solely by reason of his ownership of not more than two percent (2%) of the equity of any corporation whose stock is regularly traded on a national securities exchange or in the over-the-counter market. In the event the Company terminates the Employee's employment with the Company during the term of this Agreement and said termination was not for cause (as said term is defined herein), then and in that event only the post termination provisions of this Section 5.4 shall not apply. For purposes of this Agreement, the term "cause" shall mean that the Employee shall have breached or failed to perform his obligations and job responsibilities in accordance with the terms and conditions of this Agreement or his job description, shall demonstrate negligence, inefficiency, gross misconduct, dishonesty, or insubordination in the execution of his duties as an employee of the Company, or upon conviction of a felony or any crime involving moral turpitude.

      5.5 The Employee agrees that so long as he is employed by the Company hereunder and for a period of twelve (12) months after he ceases to be employed by the Company, he will not, directly or indirectly, through one or more persons, offer employment to any employee of the Company, assist in the hiring of any employee of the Company by any other person, or encourage any employee of the Company to terminate his or her employment by the Company. In the event the Company terminates the Employee's employment with the Company during the term of this Agreement and said termination was not for cause (as said term is defined in Section 5.4 above), then and in that event only the post termination provisions of this Section 5.5 shall not apply.

      5.6 The Employee agrees that the remedy at law for the breach of any of the provisions of this section 5 will be inadequate and that the Company shall be entitled to injunctive or other equitable relief, in addition to any other remedy it may have, without having to prove actual damage to the Company because of any breach hereunder by him.

      6.    Change of Control
            -----------------

      In the event of a Change of Control (as defined herein), the Company shall, in the sole discretion of the Employee, pay to the Employee in a lump sum, an amount equal to the aggregate amount accrued to the deferred compensation account, including interest, held by the Company for Employee since May of 1982 and all compensation to be paid to Employee under the terms of this Agreement through September 30, 2006. The payment shall be made to


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Employee within 30 days after receipt of written notice from Employee exercising his rights under this provision. For purposes of this section, the term "Change of Control" means the happening of any of the following:
(i) when any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act") (other than the Company or a subsidiary or any employee benefit plan (including its trustee) of either the Company or a subsidiary) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or its subsidiary through purchase of assets, or by merger, or otherwise or (iii) if, as a result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board of Directors of the Company or of any successor institution. For purposes of this Section, the term "person" shall exclude all persons who are currently officers or directors of the Company, or spouses, or spouses, blood relatives or stepchildren of such officers or directors, and trusts for the benefit of any such persons, and the estates of any such persons.

      7.    Attachment; assignability
            -------------------------

      The right of the Employee or his Designated Beneficiary to any payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of the Employee or such Designated Beneficiary, and the right to any such payment shall not be subject to anticipation, alienation, sale, transfer, assignment, or encumbrance.

      8.    Severability
            ------------

      The provisions of this Agreement shall be severable, and the invalidity of any portion of this Agreement shall not affect the validity of any other portion hereof.

      9.    Successors
            ----------

      This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and the Employee, his executors, administrators, and personal representatives.


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      10.   Governing Law
            -------------

      This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its behalf by an officer thereof thereunto duly authorized and has caused its seal to be hereunto affixed and duly attested, and the Employee has hereunto set his hand and seal, as of the day and year first above written.


                                       PARLEX CORPORATION:


                                       By:  /s/ Peter J. Murphy
                                            -------------------------------
                                            Peter J. Murphy, President



                                       EMPLOYEE:



                                            /s/ Herbert W. Pollack
                                            -------------------------------
                                        Herbert W. Pollack


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